Exhibit 10.33
OMNICELL, INC. BOARD OF DIRECTORS COMPENSATION PLAN

That upon recommendation of the Compensation Committee, and after review and discussion, the Board of Directors’ Board compensation, effective for 2021, shall be, and it is hereby approved as described below:
•Each non-employee member of the Board shall receive cash compensation in the amount of $22,500 per quarter at the time of and upon physical attendance, or attendance via electronic means, at each quarterly Board meeting and is eligible for reimbursement for expenses incurred in attending Board and Committee meetings.
•The initial restricted stock grants provided to new directors shall be a grant of restricted stock valued at $160,000 as of the date of grant (the “Initial Restricted Stock Grant”). The Initial Restricted Stock Grant will vest in full on the date of the annual meeting following the date of the new directors appointment or election, as applicable, to the Board, so long as the recipient remains a director until such date.
•Each non-employee member of the Board continuing his or her service on the Board following the annual meeting of stockholders shall receive a restricted stock grant valued at $160,000 as of the date of grant (the “Annual Restricted Stock Grant”). The Annual Restricted Stock Grant shall vest in full on the date of the following annual meeting, so long as the recipient remains a director until such date.
•The Chairperson of the Audit Committee shall receive annual compensation for his or her service as the Chairperson in an amount equal to $40,000. Such compensation shall be paid as follows: (i) at each quarterly Board meeting the Chairperson shall receive cash compensation in the amount of $5,000; and (ii) each year at the time of the Company annual meeting of stockholders, the Chairperson shall be granted a restricted stock grant valued at $20,000 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as the Chairperson of the Audit Committee.
•Each non-chair member of the Audit Committee shall receive annual compensation for his or her service on the Audit Committee in an amount equal to $20,000. Such compensation shall be paid a follows: (i) at each quarterly Board meeting each non-chair member of the Audit Committee shall receive cash compensation in the amount of $2,500; and (ii) each year at the time of the Company annual meeting of stockholders, each non-chair member of the Audit Committee shall be granted a restricted stock grant valued at $10,000 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as a non-chair member of the Audit Committee.
•The Chairperson of the Corporate Governance Committee shall receive annual compensation for his or her service as the Chairperson in an amount equal to $22,000. Such compensation shall be paid as follows: (i) at each quarterly Board meeting the Chairperson shall receive cash compensation in the amount of $2,750; and (ii) each year at the time of the Company annual meeting of stockholders, the Chairperson shall be granted a restricted stock grant valued at $11,000 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as the Chairperson of the Corporate Governance Committee.
•Each non-chair member of the Corporate Governance Committee shall receive annual compensation for his or her service on the Corporate Governance Committee in an amount equal to $15,000. Such compensation shall be paid a follows: (i) at each quarterly Board meeting each non-chair member of the Corporate Governance Committee shall receive cash compensation in the amount of $1,875; and (ii) each year at the time of the Company annual meeting of stockholders, each non-chair member of the Corporate Governance Committee shall be granted a restricted stock grant valued at $7,500 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as a non-chair member of the Corporate Governance Committee.
•The Chairperson of the Compensation Committee shall receive annual compensation for his or her service as the Chairperson in an amount equal to $40,000. Such compensation shall be paid as follows: (i) at each quarterly Board meeting the Chairperson shall receive cash compensation in the amount of $5,000; and (ii) each year at the time of the Company annual meeting of stockholders, the Chairperson shall be granted a restricted stock grant valued at

$20,000 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as the Chairperson of the Compensation Committee.
•Each non-chair member of the Compensation Committee shall receive annual compensation for his or her service on the Compensation Committee in an amount equal to $20,000. Such compensation shall be paid a follows: (i) at each quarterly Board meeting each non-chair member of the Compensation Committee shall receive cash compensation in the amount of $2,500; and (ii) each year at the time of the Company annual meeting of stockholders, each non-chair member of the Compensation Committee shall be granted a restricted stock grant valued at $10,000 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the director continues to serve as a non-chair member of the Compensation Committee.
•Each member of the Mergers & Acquisitions Committee shall receive, for his or her service on the Mergers & Acquisitions Committee, a per-meeting cash compensation fee in the amount of $1,250 for each meeting duly convened and held that such member attends. Such compensation shall be paid at each quarterly Board.
•The Independent Lead Director shall receive annual compensation for his or her service in such capacity in an amount equal to $35,000. Such compensation shall be paid as follows: (i) at each quarterly Board meeting the Lead Independent Director shall receive cash compensation in the amount of $4,375; and (ii) each year at the time of the Company annual meeting of stockholders, the Lead Independent Director shall be granted a restricted stock grant valued at $17,500 as of the date of grant. Such grant will vest in full at the time of the following year’s annual meeting of stockholders, so long as the recipient remains a director until such date.
•If a new director does not begin his or her initial term coincident with the occurrence of the Company’s annual meeting of stockholders, then such director shall be entitled to receive his or her applicable restricted stock grants described above on an annualized pro-rata basis covering the time of his or her service up to the next annual meeting.